UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2018

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 15, 2018.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 2, 2018:

1.            The election of nine directors to terms expiring at the 2019 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Melody C. Barnes	281,376,949	1,363,340	397,006	40,826,048
Debra A. Cafaro	256,418,373	8,451,016	18,267,906	40,826,048
Jay M. Gellert	272,305,660	10,416,852	414,783	40,826,048
Richard I. Gilchrist	280,453,335	2,270,932	413,028	40,826,048
Matthew J. Lustig	281,791,993	924,747	420,555	40,826,048
Roxanne M. Martino	280,528,298	2,210,319	398,678	40,286,048
Walter C. Rakowich	281,349,008	1,374,043	414,244	40,826,048
Robert D. Reed	281,113,161	1,614,207	409,927	40,826,048
James D. Shelton	261,924,228	20,802,282	410,785	40,826,048

2.        The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

For	Against	Abstain	Broker Non-Votes
322,282,846	1,067,342	613,155	—

3.        The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
167,573,596	114,704,636	859,063	40,826,048

Item 8.01.	Other Events.

On May 16, 2018, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.79 per share, payable in cash on July 12, 2018 to stockholders of record on July 2, 2018.  The dividend is the second quarterly installment of the Company’s 2018 annual dividend.

A copy of the press release issued by the Company on May 16, 2018 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on May 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	May 16, 2018	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief
Administrative Officer, General
Counsel and Ethics and Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on May 16, 2018.